SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2008

EPIC ENERGY RESOURCES, INC.
(Name of Small Business Issuer in its charter)

Colorado	0-31357	94-3363969
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

10655 Six Pines, Suite 210
The Woodlands, Texas 77380

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (281)-419-3742

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 10, 2008 the Company issued a press release, attached as Exhibit 99, which relates to the Company’s operating results for the quarter ended September 30, 2008.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99	November 10, 2008 press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2008	EPIC ENERGY RESOURCES, INC.

	By:	/s/ Mike Kinney
Mike Kinney, Chief Financial Officer